UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Chimera Investment Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CHIMERA INVESTMENT CORPORATION ATTN: ROBERT COLLIGAN 520 MADISON AVENUE 32ND FLOOR NEW YORK, NY 10022	Your Vote Counts! CHIMERA INVESTMENT CORPORATION 2021 Annual Meeting Vote by June 9, 2021 11:59 PM ET

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You invested in CHIMERA INVESTMENT CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 10, 2021.

Get informed before you vote
View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* June 10, 2021 10:00 AM EDT

Virtually at: www.virtualshareholdermeeting.com/CIM2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Debra Still	For
1b.	Mohit Marria	For
2.	The proposal to approve an amendment to the Company’s charter to declassify the Board of Directors.	For
3.	The proposal to approve a non-binding advisory resolution on executive compensation.	For
4.	Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for the 2021 fiscal year.	For
NOTE: The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof. The undersigned acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference into this Proxy Card.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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